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     Supplement dated November 13, 1998 to Pacific Select Fund Prospectus dated May 1, 1998 ("Prospectus")

The Prospectus is amended by adding the following to the Section entitled "Who is the Portfolio Manager of the Emerging Markets Portfolio?"

It is anticipated that PIMCO Advisors L.P. will sell all of its direct and indirect ownership interest in Blairlogie Capital Management to subsidiaries of Alleghany Asset Management, Inc. ("Alleghany") on or before March 31, 1999 (the "Transaction"). The Transaction is subject to a number of U.S. and U.K. regulatory and standard conditions. However, due to the change in ownership contemplated by the Transaction, the shareholders of record of the Emerging Markets Portfolio will be required to vote on a new Portfolio Management Agreement with Blairlogie. Upon completion of the Transaction and subject to shareholder approval, Blairlogie would continue to serve as Portfolio Manager of the Emerging Markets Portfolio. Blairlogie and Alleghany have represented that they expect no material change in Blairlogie's management, investment advisory personnel or research and support personnel as a direct result of the Transaction.

Alleghany is a wholly-owned subsidiary of Alleghany Corporation. Through its investment advisory affiliates, Alleghany manages approximately $33.1 billion in assets for institutional and private clients and nine mutual funds.

The Prospectus will be supplemented if the Transaction does not occur substantially in accordance with the above schedule.

Form No.: 15-21361-00
          VA111398